UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 29, 2026

Morgan Stanley Direct Lending Fund
(Exact name of registrant as specified in its charter)

Delaware	814-01332	84-2009506
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1585 Broadway New York , NY	10036
(Address of principal executive offices)	(Zip Code)
1 (
212
)
761-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MSDL	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended tr an
sition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement
On June 29, 2026, Morgan Stanley Direct Lending Fund (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, MS Capital Partners Adviser Inc. (the “Adviser”), and Truist Securities, Inc., BNP Paribas Securities Corp., MUFG Securities Americas Inc., RBC Capital Markets, LLC and SMBC Nikko Securities America, Inc., as representatives of the several underwriters, in connection with the issuance and sale of $350,000,000 aggregate principal amount of the Company’s 6.100% Notes due 2031 (the “Offering”).
The Underwriting Agreement includes customary representations, warranties, and covenants by the Company and the Adviser. It also provides for customary indemnification by each of the Company, the Adviser, and the underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.
The Offering was made pursuant to the Company’s effective shelf registration statement on Form
N-2
(Registration
No. 333-283477)
previously filed with the Securities and Exchange Commission, as supplemented by a preliminary prospectus supplement, a term sheet and a final prospectus supplement, each dated June 29, 2026.
The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement filed with this report as Exhibit 1.1 and which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits:

Exhibit Number	Description

1.1*	Underwriting Agreement, dated June 29, 2026, by and among Morgan Stanley Direct Lending Fund, MS Capital Partners Adviser Inc., and Truist Securities, Inc., BNP Paribas Securities Corp., MUFG Securities Americas Inc., RBC Capital Markets, LLC and SMBC Nikko Securities America, Inc., as representatives of the several underwriters.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon its request.

SIGNATURE
Pursuant to the requirements of the Securities Ex
change
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2026	MORGAN STANLEY DIRECT LENDING FUND

	By:	/s/ David Pessah
David Pessah
Chief Financial Officer